UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2020
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AmerisourceBergen Corporation
(Exact name of registrant as specified in its charter)
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Commission File Number: 1-6671

Delaware			23-3079390
(State or other jurisdiction of			(I.R.S. Employer
incorporation or organization)			Identification No.)

1300 Morris Drive	Chesterbrook,	PA	19087-5594
(Address of principal executive offices)			(Zip Code)
(610) 727-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	ABC	New York Stock Exchange	(NYSE)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 1, 2020, the Board of Directors (the "Board") of AmerisourceBergen Corporation (the "Company") elected Dennis M. Nally, 67, to serve on the Board, effective immediately.

Mr. Nally is the former Chairman of PricewaterhouseCoopers ("PwC"), having served two terms in that role until his retirement from PwC in 2016. During his 42-year career with PwC, Mr. Nally served in a number of senior management and executive positions, including Chairman from 2009 to 2016, and Senior Partner and Chairman, United States, from 2002 to 2009. Mr. Nally was a Partner at PwC from 1985 to 2016 and served in numerous leadership positions, including National Director of Strategic Planning, Audit and Business Advisory Services Leader, and Managing Partner. Mr. Nally is Vice Chairman of The HOW Institute for Society and has served as a director of Morgan Stanley since 2016.

The Board determined that Mr. Nally is an independent director under the standards established by the New York Stock Exchange and the Board. Upon Mr. Nally's election, the Board increased from nine to ten members in accordance with the Company's Bylaws.

As a non-employee director of the Company, Mr. Nally will be compensated for his service to the Company in accordance with the Company’s Compensation Policy for Non-Employee Directors, including an annual cash retainer of $100,000 and an annual equity award having a value of $175,000 on the date of grant.

There are no related party transactions between Mr. Nally and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On January 2, 2020, the Company issued a news release announcing the election of Mr. Nally to the Board.  A copy of the news release is attached hereto as Exhibit 99.1.

The information in this item, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description of Exhibit

99.1	News Release, dated January 2, 2020, regarding the election of Dennis M. Nally as a director of AmerisourceBergen Corporation.

104	Cover Page Interactive Data File (formatted as inline XBRL)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date: January 2, 2020	By:	/s/ John G. Chou
	Name:	John G. Chou
	Title:	Executive Vice President, Chief Legal Officer and Secretary

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